NEWS RELEASE Exhibit 99.1

Internap Temporarily Delays Fourth Quarter

and Year-End 2004 Results;

Announces Restatement of Lease-Related Items

and Delay of Scheduled Earnings Call

ATLANTA – February 24, 2005 – Internap Network Services Corporation (AMEX: IIP), a provider of high-performance, managed Internet connectivity solutions to business customers, today reported a temporary delay of the release of its fiscal fourth quarter and year-end results.

Like many other publicly traded companies, the company recently reviewed its accounting practices with respect to leasing transactions. During the course of this process, errors were discovered relating to the company’s historical accounting for leasehold improvements, lease expense and other depreciation matters. These errors affect approximately 28 leases, 22 of which were entered into in 2000 and in prior years. The company is in the process of determining the magnitude of these errors. Management presented these internal findings to the Audit Committee of the Board of Directors. As a result of this review, the company will restate its consolidated financial statements for certain prior periods in order to comply with Statement of Financial Accounting Standards No. 13, “Accounting for Leases” and Financial Accounting Standards Board Technical Bulletin No. 88-1, “Issues Relating to Accounting for Leases.” The company will restate its audited financial statements for the fiscal years ended December 31, 2002 and 2003, and its unaudited financial statements for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004. As the correction relates solely to accounting treatment, it does not affect the company’s historical or future cash flow or the timing of payments under its relevant leases. The company expects to report its final numbers for the fourth quarter and the full fiscal year 2004 with the filing of the company’s Annual Report on Form 10-K for the year ended December 31, 2004.

“Despite the delay of our financial results due to the review of our operating leases and leasehold improvements primarily from 1999 – 2001, I am pleased with the positive momentum exiting the fourth quarter and look forward to discussing both operational and financial results when we file our 10-K,” said Gregory A. Peters, Internap’s president and chief executive officer. “We have accomplished significant milestones in 2004 including hitting our mid-year guidance of 3%—6% revenue growth for the year. In addition, we strengthened our balance sheet by raising $56 million in common equity as well as completing the mandatory conversion of “Series A” preferred stock to common shares. Internap remains poised both strategically and financially for continued success in 2005.”

Update on Section 404 of the Sarbanes-Oxley Act of 2002

In addition to the restatement items discussed above and in connection with the company’s 2004 year-end financial statement audit, the company has been testing and evaluating its internal controls over financial reporting to assess their effectiveness as required under Section 404 of the Sarbanes-Oxley Act of 2002. Based upon the company’s testing and evaluation to date, management has determined that the company will have a number of significant deficiencies and believes that when aggregated, these significant deficiencies will constitute a “material weakness” as defined by the Public Company Accounting Oversight Board’s Auditing Standard No. 2. Deficiencies in the company’s information technology general computer controls (internal security and change management) and restricted access contribute to deficiencies in the following areas: (a) revenue and accounts receivable design deficiencies related to posting of billings to the general ledger and aging of accounts receivable; (b) issues relating to useful lives and in-service dates of depreciable assets, tracking of fixed assets and restricted access to purchasing systems and (c) control deficiencies related to income and non-income tax reporting and remittance processes. Consequently, management believes that it will be unable to conclude that the company’s internal controls over financial reporting are effective as of December 31, 2004, and therefore, PricewaterhouseCoopers, the company’s independent registered public accounting firm, will issue an adverse opinion with respect to the company’s internal controls over financial reporting. A full discussion of the company’s internal controls will be included in its Annual Report on Form 10-K.

About Internap

Internap provides high-performance, managed Internet connectivity solutions to business customers who require guaranteed network availability and high-performance levels for business-critical applications, such as e-commerce, video and audio streaming, voice over Internet Protocol, virtual private networks and supply chain management. Internap’s proprietary route optimization technology monitors the performance of these Internet networks and allows us to intelligently route our customers’ Internet traffic over the optimal Internet path in a way that minimizes data loss and network delay. Its service level agreements guarantee performance across the entire Internet in the United States, excluding local connections, whereas conventional Internet connectivity providers typically only guarantee performance on their own network. Internap provides services to customers in various industry verticals, including financial services, entertainment and media, travel, e-commerce retail, and technology. As of December 31, 2004, Internap provided its services to over 1,900 customers in the United States and abroad.

Internap “Safe Harbor” Statement

Certain information included in this press release constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, including, among others, statements regarding our future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of Internap and members of our management team, as well as the assumptions on which such statements are based, and equally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “projects,” “forecasts,” “plans,” “intends,” “should” or similar expressions. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by forward-looking statements. Important factors currently known to our management that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to: the outcome of the ongoing audits and restatement of the our financial statements; the identification of additional deficiencies or material weaknesses in our internal controls and our ability to remediate such deficiencies and weaknesses; our ability to achieve profitability or positive free cash flow; our ability to secure adequate funding; the incurrence of additional restructuring charges; the success of our recent operational restructurings; our ability to compete against existing and future competitors; pricing pressures; our ability to deploy new access points in a cost-efficient manner; our ability to successfully complete future acquisitions; risks associated with international operations; the availability of services from Internet network service providers; failure of suppliers to deliver their products and services as agreed; failures in our network operations centers, network access points or computer systems; fluctuations in our operating results; our ability to operate in light of restrictions in our existing credit facility, the terms of our master lease agreement with our principal supplier; our ability to protect our intellectual property; our ability to attract and retain qualified personnel; the outcome of our securities litigation; litigation due to infringement of third party intellectual property rights; evolution of the high performance Internet connectivity and services industry; our ability to respond to technological change; our ability to protect ourselves and our customers from security breaches; effects of terrorist activity; government regulation of the Internet; and volatility of our stock price. These risks and others are discussed in more detail in our Current Report on Form 8-K filed with the SEC on January 13, 2004 and our other filings with the SEC. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless required by law.

Media Contact: C. David Sutton Internap (404) 302-9721 dsutton@internap.com	Investor Contact: Andrew Albrecht Internap (404) 302-9841 aalbrecht@internap.com